UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 28, 2019

Date of reporting period:	March 1, 2018 — February 28, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Floating Rate Income Fund

Annual report
2 | 28 | 19

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PFLRX

Putnam
Floating Rate
Income Fund

Annual report
2 | 28 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

April 11, 2019

Dear Fellow Shareholder:

If there is any lesson to be learned from constantly changing financial markets, it is the importance of positioning your investment portfolio for your long-term goals. We believe that one strategy is to diversify across different asset classes and investment approaches.

We also believe your mutual fund investment offers a number of advantages, including constant monitoring by experienced investment professionals who maintain a long-term perspective. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

Another key strategy, in our view, is seeking the counsel of a financial advisor. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals such as retirement, evaluating the level of risk appropriate for you, and reviewing your investments on a regular basis and making adjustments as necessary.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you, and we thank you for investing with Putnam.

Putnam Floating Rate Income Fund focuses on a special class of bonds known as floating-rate bank loans. These are loans issued by banks to corporations. Interest rates on these loans “float” in that they periodically adjust to reflect changes in short-term rates. When rates rise, floating-rate loans pay a higher yield. With this feature, these loans can benefit from both rising interest rates and strong economic conditions — factors that pose risks to traditional bonds.

The fund’s managers each have more than 30 years of investment experience

2 Floating Rate Income Fund

Most bank loans are senior-secured debt, meaning that lenders are generally paid before any unsecured debt holders in the event of a liquidation of a company’s assets due to bankruptcy.

Floating-rate loans are typically issued on behalf of companies that lack investment-grade credit ratings. Like high-yield corporate bonds, floating-rate loans are considered to have a greater chance of default and can be illiquid. The advantage for investors is the senior-secured status of the loans, which gives them a higher claim on the company’s assets.

Floating Rate Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 2.25%; had they, returns would have been lower. See below and pages 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Benchmark life of fund return reflects performance from 8/31/04 to the current period as data is only available from the month-end following the fund’s inception (8/4/04).

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 2/28/19. See above and pages 10–13 for additional fund performance information. Index descriptions can be found on pages 16–17.

4 Floating Rate Income Fund

Paul, what was the market environment like for high-yield bank loans during the reporting period?

Bank loans rose 3.44% for the 12 months ended February 28, 2019, as measured by the S&P/LSTA Leveraged Loan Index, trailing high-yield bonds but outpacing the broad investment-grade fixed-income market.

As the period began, loans were relatively immune to the volatility that hampered stocks and credit, and posted a modest gain in March 2018. Loan prices rose during the first half of April, then gave back some of that upturn, as rising interest rates began to weigh on investor risk appetite. Following modest returns in May and June, loans rode strong corporate earnings and robust U.S. economic growth to solid gains from July through September. Loan performance was flat in October — a relative positive in light of the risk-aversion that weighed on other asset classes. In November and December, however, loans were caught up in the across-the-board flight from risk that gripped credit and equity markets.

Risk sentiment improved in January following comments from Federal Reserve Chairman Jerome Powell that mild inflation would give

Floating Rate Income Fund 5

Credit qualities are shown as a percentage of the fund’s net assets as of 2/28/19. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 2/28/19. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 Floating Rate Income Fund

the central bank greater flexibility to set policy in 2019. Market participants also welcomed Powell’s announcement that the Fed was not on a “pre-set” path to push its benchmark rate higher, after hiking rates every quarter in 2018. Progress in U.S.–China trade talks and the end of a partial shutdown of the U.S. government were further positive factors. Within this environment, loans rebounded strongly, advancing 2.6% for the month.

The asset class posted another solid gain in February, as credit market conditions continued to recover and the market’s supply-and-demand backdrop improved. Net issuance of collateralized loan obligations [CLOs] rose, and outflows from actively managed loan funds receded. [CLOs bundle corporate loans and sell slices of the debt to institutional investors.]

Gains were broad-based within the S&P/LSTA index, led by retail (+7%), paper & packaging (+6%), housing (+5%), and transportation (+5%). On the downside, broadcasting and diversified media generated returns close to zero and were the weakest-performing cohorts. Metals & mining and food & beverages also lagged, with each gaining about 2%. From a credit-quality perspective, B-rated loans outperformed the index, partly driven by demand from CLOs and from investors moving away from riskier, lower-quality loans.

The fund lagged the benchmark and performed in line with the average return of its Lipper peer group. What factors had the greatest impact on relative performance?

The fund benefited from favorable overall positioning in gaming, lodging & leisure; security selection in services; and overweight exposure to the energy sector, which outperformed the benchmark. Conversely, selection in automotive, along with positioning in transportation and retail, dampened performance versus the benchmark.

In terms of individual contributors, not owning underperforming index member Checkout Holding proved advantageous. Checkout Holding, the parent company of Catalina Marketing, produces grocery store coupons and other retail promotional materials. Avoiding loans issued by Acosta Sales & Marketing, which provides services to consumer packaged goods companies, also aided relative performance. A small, out-of-benchmark position in Tribune Media, one of the country’s largest TV broadcasting companies, delivered a further boost versus the benchmark.

As for individual detractors, an overweight position in American Tire Distributors worked against relative performance. Loans of the independent tire supplier declined sharply after Goodyear Tire & Rubber announced it would no longer purchase tires from the firm. Goodyear’s decision came on the heels of its announcement of a joint distribution venture with Bridgestone Americas, another former American Tire customer. We sold the fund’s position here during the period.

Holdings in discount sporting goods retailer Academy and packaging company Reynolds Group Holdings also detracted this period.

What is your outlook for the bank-loan market over the coming months?

Despite uncertainty surrounding the ultimate outcome of U.S.–China trade negotiations, we think the fundamental backdrop for loans remains supportive, led by a strong labor market and rising employee wages. Although we think U.S. economic growth will slow from the robust pace seen in 2018, we do not believe a recession is likely in 2019. Also, while we expect the rate of U.S. corporate earnings growth to decline in 2019, we think earnings will continue to expand at a healthy clip.

Floating Rate Income Fund 7

While we continue to have a positive view of the loan market’s fundamental backdrop, we are monitoring changes in issuance trends fueled by market growth. Issuance has become skewed toward uses that tend to increase issuer indebtedness, such as mergers and acquisitions and leveraged buyouts. Over time, we think this trend could lead to a higher level of issuer defaults and lower recovery rates.

We think the market’s supply-and-demand environment changed somewhat during the latter months of the period. During the past two years, there were massive inflows into bank-loan retail funds and exchange-traded funds. However, that trend began to reverse course in October 2018, amid widespread risk-aversion and a recalibration of interest-rate expectations. The asset class registered net outflows of $4.7 billion for the full year 2018 and outflows continued in the early months of 2019. Overall, we have a neutral view of the market’s technical backdrop because outflows have been met by a recent decrease in new issuance.

As for valuation, the loan market rebounded strongly during the final two months of the period. As a result, we think loan valuations were relatively neutral as of period-end.

How have you positioned the fund in light of this outlook?

During the period, we reduced risk in the portfolio by shrinking our overweighting in CCC-rated credits.

At the industry level, we favored gaming, lodging & leisure; housing; and financials. Conversely, we had lower-than-benchmark exposure to food & beverages, transportation, consumer products, health care, and technology.

As always, we will continue our efforts to prudently deploy capital by focusing on our research team’s best ideas. This includes companies that we believe have strong balance sheets and collateral coverage, high free cash flow, manageable capital structures, and improving credit profiles.

Thanks for your time and for bringing us up to date, Paul.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Floating Rate Income Fund

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Floating Rate Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2019, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (8/4/04)
Before sales charge	3.55%	90.83%	6.68%	14.74%	2.79%	17.48%	5.52%	2.60%
After sales charge	3.39	86.54	6.43	12.16	2.32	14.84	4.72	0.29
Class B (9/7/04)
Before CDSC	3.27	87.18	6.47	13.59	2.58	16.78	5.31	2.51
After CDSC	3.27	87.18	6.47	13.59	2.58	16.78	5.31	1.53
Class C (9/7/04)
Before CDSC	3.02	77.06	5.88	10.51	2.02	14.87	4.73	1.95
After CDSC	3.02	77.06	5.88	10.51	2.02	14.87	4.73	0.97
Class M (9/7/04)
Before sales charge	3.46	89.65	6.61	14.45	2.74	17.30	5.46	2.67
After sales charge	3.40	88.22	6.53	13.59	2.58	16.42	5.20	1.90
Class R (9/7/04)
Net asset value	3.29	86.13	6.41	13.31	2.53	16.60	5.25	2.46
Class R6 (5/22/18)
Net asset value	3.80	95.92	6.96	16.22	3.05	18.39	5.79	2.88
Class Y (10/4/05)
Net asset value	3.79	95.88	6.95	16.19	3.05	18.36	5.78	2.86

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 2.25% and 0.75% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which, for class B shares, is 1% in the first year, declining to 0.5% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

10 Floating Rate Income Fund

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 2/28/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
S&P/LSTA Leveraged Loan
Index (LLI)*	4.74%	119.03%	8.16%	20.09%	3.73%	21.44%	6.69%	3.44%
Lipper Loan Participation
Funds category average†	3.70	93.53	6.78	15.47	2.91	18.71	5.87	2.60

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Benchmark life of fund return reflects performance from 8/31/04 to the current period as data is only available from the month-end following the fund’s inception (8/4/04).

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/28/19, there were 237, 211, 193, 81, and 30 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $18,718 and $17,706, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,925 after sales charge) would have been valued at $18,822. A $10,000 investment in the fund’s class R, R6 and Y shares would have been valued at $18,613, $19,592 and $19,588, respectively.

Floating Rate Income Fund 11

Fund price and distribution information For the six-month period ended 2/28/19

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y
Number	12		12	12	12		12	10	12
Income	$0.377400		$0.360104	$0.313218	$0.372941		$0.355928	$0.320943	$0.399071
Capital gains	—		—	—	—		—	—	—
Total	$0.377400		$0.360104	$0.313218	$0.372941		$0.355928	$0.320943	$0.399071
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
2/28/18	$8.62	$8.82	$8.61	$8.61	$8.61	$8.68	$8.61	—	$8.63
5/22/18*	—	—	—	—	—	—	—	$8.62	—
2/28/19	8.46	8.65	8.46	8.46	8.46	8.52	8.46	8.47	8.47
	Before	After	Net	Net	Before	After	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value
Current dividend
rate[1]	5.08%	4.97%	4.86%	4.27%	5.02%	4.99%	4.80%	5.45%	5.35%
Current 30-day
SEC yield[2]	N/A	4.65	4.56	4.01	N/A	4.68	4.51	5.15	5.01

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (2.25% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of class R6 shares.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 Floating Rate Income Fund

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (8/4/04)
Before sales charge	3.51%	88.45%	6.54%	14.17%	2.69%	13.63%	4.35%	1.93%
After sales charge	3.34	84.21	6.30	11.60	2.22	11.07	3.56	–0.36
Class B (9/7/04)
Before CDSC	3.23	84.63	6.32	13.03	2.48	13.08	4.18	1.84
After CDSC	3.23	84.63	6.32	13.03	2.48	13.08	4.18	0.87
Class C (9/7/04)
Before CDSC	2.98	74.85	5.75	9.96	1.92	11.23	3.61	1.28
After CDSC	2.98	74.85	5.75	9.96	1.92	11.23	3.61	0.31
Class M (9/7/04)
Before sales charge	3.41	87.29	6.48	13.88	2.63	13.59	4.34	1.88
After sales charge	3.36	85.89	6.40	13.02	2.48	12.74	4.08	1.11
Class R (9/7/04)
Net asset value	3.25	83.80	6.28	12.74	2.43	12.91	4.13	1.67
Class R6 (5/22/18)
Net asset value	3.75	93.22	6.81	15.65	2.95	14.52	4.62	2.22
Class Y (10/4/05)
Net asset value	3.75	93.15	6.80	15.61	2.94	14.48	4.61	2.19

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 2/28/18	1.02%	1.22%	1.77%	1.07%	1.27%	0.68%*	0.77%
Annualized expense ratio for the
six-month period ended 2/28/19 †	1.04%	1.24%	1.79%	1.09%	1.29%	0.69%	0.79%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses are based on expenses of class A shares for the fund’s last fiscal year, restated to reflect the lower investor servicing fees applicable to class R6 shares.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Floating Rate Income Fund 13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/18 to 2/28/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.18	$6.17	$8.90	$5.43	$6.42	$3.44	$3.94
Ending value (after expenses)	$1,007.70	$1,007.90	$1,005.10	$1,008.70	$1,007.70	$1,010.70	$1,010.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/28/19, use the following calculation method. To find the value of your investment on 9/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.21	$6.21	$8.95	$5.46	$6.46	$3.46	$3.96
Ending value (after expenses)	$1,019.64	$1,018.65	$1,015.92	$1,019.39	$1,018.40	$1,021.37	$1,020.88

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Floating Rate Income Fund

Consider these risks before investing

The value of securities in the fund’s portfolio may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to periods of high volatility and reduced liquidity in the fund’s portfolio holdings. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Floating-rate loans may reduce, but not eliminate, interest-rate risk. These loans are typically secured by specific collateral or assets of the issuer (so that holders of the loan, such as the fund, have a priority claim on those assets in the event of the issuer’s default or bankruptcy). The value of collateral may be insufficient to meet the issuer’s obligations, and the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. You can lose money by investing in the fund.

Floating Rate Income Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 2.25% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1% maximum during the first year to 0.5% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P/LSTA Leveraged Loan Index (LLI) is an unmanaged index of U.S. leveraged loans.

16 Floating Rate Income Fund

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2019, Putnam employees had approximately $493,000,000 and the Trustees had approximately $68,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Floating Rate Income Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Floating Rate Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Floating Rate Income Fund 19

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Fund Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Putnam Floating Rate Income Fund (the “fund”), a series of the Putnam Funds Trust, including the fund’s portfolio, as of February 28, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of February 28, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures included confirmation of securities owned as of February 28, 2019, by correspondence with the custodians and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Putnam investment companies since 1999.

Boston, Massachusetts
April 11, 2019

20 Floating Rate Income Fund

The fund’s portfolio 2/28/19

	Principal
SENIOR LOANS (86.3%)*c	amount	Value
Automotive (0.8%)
Navistar Financial Corp Owner Trust bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.75%), 6.25%, 7/30/25	$995,000	$991,269
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 5.89%, 11/6/24	3,695,970	3,679,026
		4,670,295
Basic materials (8.6%)
Alpha 3 BV bank term loan FRN Ser. B1, (BBA LIBOR USD 3 Month
+ 3.00%), 5.803%, 1/31/24	3,871,363	3,801,194
Beacon Roofing Supply, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.25%), 4.767%, 1/2/25	2,765,515	2,735,786
Big River Steel, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 5.00%), 7.803%, 8/23/23	987,500	977,625
Builders FirstSource, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.803%, 2/29/24	2,967,889	2,846,701
CD&R Waterworks Merger Sub, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.00%), 5.721%, 8/1/24	3,456,250	3,424,567
Diamond (BC) BV bank term loan FRN (BBA LIBOR USD 3 Month
+ 3.00%), 5.744%, 9/6/24	3,000,000	2,889,999
Flex Acquisition Co., Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.25%), 5.759%, 6/22/25	2,985,000	2,944,703
Messer Industries USA, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.50%), 4.898%, 10/1/25	4,500,000	4,469,063
Pisces Midco, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.75%), 6.547%, 4/12/25	4,483,734	4,360,432
PQ Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.50%), 5.244%, 2/8/25	2,408,743	2,390,678
Quikrete Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 5.243%, 11/15/23	3,372,590	3,323,408
Solenis International LP bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 6.707%, 12/26/23	2,985,000	2,958,881
Starfruit US Holdco, LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.25%), 5.764%, 9/20/25	4,000,000	3,980,000
TMS International Corp. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.75%), 5.398%, 8/14/24	2,615,044	2,569,281
Trident TPI Holdings, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.25%), 5.743%, 10/5/24	2,427,857	2,364,126
Zekelman Industries, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.25%), 4.862%, 6/14/21	1,949,567	1,932,509
		47,968,953
Broadcasting (3.6%)
CBS Radio, Inc. bank term loan FRN Ser. B1, (BBA LIBOR USD
3 Month + 2.75%), 5.037%, 11/17/24	1,981,799	1,969,413
Gray Television, Inc. bank term loan FRN Ser. C, (BBA LIBOR USD
3 Month + 2.50%), 5.014%, 11/2/25	4,000,000	3,960,000
iHeartCommunications, Inc. bank term loan FRN Ser. D, (BBA
LIBOR USD 3 Month + 8.75%), 11.252%, 1/30/20 (In default) †	7,105,000	4,964,619
Townsquare Media, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.00%), 5.493%, 4/1/22	2,645,925	2,612,851

Floating Rate Income Fund 21

	Principal
SENIOR LOANS (86.3%)*c cont.	amount	Value
Broadcasting cont.
Tribune Media Co. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 5.493%, 1/27/24	$1,944,702	$1,941,055
Univision Communications, Inc. bank term loan FRN Ser. C5,
(BBA LIBOR USD 3 Month + 2.75%), 5.243%, 3/15/24	4,583,292	4,256,733
		19,704,671
Building materials (2.5%)
American Builders & Contractors Supply Co., Inc. bank term loan
FRN Ser. B, (BBA LIBOR USD 3 Month + 2.00%), 4.493%, 10/31/23	2,957,424	2,937,707
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 6.633%, 5/5/24	4,077,588	4,026,618
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 10.50%, 2/28/26	1,935,000	1,683,450
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.50%), 6.00%, 2/28/25	1,784,088	1,672,582
Werner Finco LP bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.00%), 6.797%, 7/24/24	3,466,200	3,336,217
		13,656,574
Capital goods (6.6%)
Altra Industrial Motion Corp. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 2.00%), 4.493%, 10/1/25	2,932,836	2,896,175
Blount International, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.75%), 6.052%, 4/12/23	992,513	991,272
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.25%), 6.033%, 4/3/24	3,450,841	3,380,961
Filtration Group Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 5.493%, 3/29/25	2,977,500	2,963,854
Gates Global, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 5.272%, 3/31/24	2,038,291	2,028,524
GFL Environmental, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.00%), 5.493%, 5/31/25	4,426,614	4,354,681
Reynolds Group Holdings, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.00%), 5.243%, 2/5/23	2,144,901	2,133,792
Thermon Industries, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.75%), 6.259%, 10/30/24	2,195,000	2,195,000
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 5.493%, 3/28/25	4,588,982	4,396,244
TransDigm, Inc. bank term loan FRN Ser. E, (BBA LIBOR USD
3 Month + 2.50%), 4.993%, 5/30/25	2,919,922	2,876,123
TransDigm, Inc. bank term loan FRN Ser. F, (BBA LIBOR USD
3 Month + 2.50%), 4.993%, 6/9/23	2,430,075	2,397,675
Vertiv Intermediate Holding II Corp. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 4.00%), 6.629%, 11/15/23	3,650,882	3,532,228
Welbilt, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.50%), 4.993%, 10/23/25	2,637,658	2,624,470
		36,770,999
Commercial and consumer services (3.2%)
Iron Mountain, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 1.75%), 4.243%, 1/2/26	2,327,500	2,280,950
Prime Security Services Borrower, LLC bank term loan FRN Class B,
(BBA LIBOR USD 3 Month + 2.75%), 5.243%, 5/2/22	2,940,243	2,929,829

22 Floating Rate Income Fund

	Principal
SENIOR LOANS (86.3%)*c cont.	amount	Value
Commercial and consumer services cont.
Refinitiv US Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.75%), 6.243%, 10/1/25	$6,260,000	$6,159,577
Sabre GLBL, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.00%), 4.493%, 2/22/24	990,000	987,030
Star Merger Sub, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 5.00%), 7.479%, 2/1/26	2,485,000	2,488,106
Travelport Finance Luxembourg Sarl bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 2.50%), 5.184%, 3/16/25	2,945,400	2,942,769
		17,788,261
Communication services (8.6%)
Altice SA bank term loan FRN Ser. B12, (BBA LIBOR USD 3 Month
+ 3.69%), 6.143%, 1/31/26	1,975,000	1,905,875
Altice US Finance I Corp. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.25%), 4.739%, 1/15/26	2,000,000	1,980,000
Asurion, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 6.50%), 8.993%, 8/4/25	2,297,000	2,332,413
Asurion, LLC bank term loan FRN Ser. B6, (BBA LIBOR USD 3 Month
+ 3.00%), 5.499%, 11/3/23	2,336,687	2,335,958
Asurion, LLC bank term loan FRN Ser. B7, (BBA LIBOR USD 3 Month
+ 3.00%), 5.499%, 11/3/24	1,741,250	1,740,162
CenturyLink, Inc. bank term loan FRN Ser. B, 5.243%, 1/31/25	3,948,741	3,886,548
Charter Communications Operating, LLC bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 2.00%), 4.50%, 4/30/25	2,692,650	2,683,996
Cogeco Communications USA II LP bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 2.38%), 4.868%, 8/2/24	2,223,750	2,197,621
CSC Holdings, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.25%), 4.739%, 6/15/25	3,732,296	3,690,308
Frontier Communications Corp. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.75%), 6.25%, 6/15/24	2,969,849	2,856,006
Intelsat Jackson Holdings SA bank term loan FRN Ser. B3,
(BBA LIBOR USD 3 Month + 3.75%), 6.229%, 11/27/23	3,789,628	3,782,523
Intelsat Jackson Holdings SA bank term loan FRN Ser. B4,
(BBA LIBOR USD 3 Month + 4.50%), 7.002%, 1/2/24	2,000,000	2,020,000
Level 3 Financing, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.25%), 4.731%, 2/22/24	836,000	833,126
SFR Group SA bank term loan FRN Ser. B11, (BBA LIBOR USD
3 Month + 2.75%), 5.243%, 7/31/25	3,910,101	3,763,472
Sprint Communications, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 2.50%), 5.00%, 2/3/24	4,386,389	4,326,076
Virgin Media Bristol, LLC bank term loan FRN Ser. K, (BBA LIBOR
USD 3 Month + 2.50%), 4.955%, 1/15/26	2,500,000	2,483,125
WideOpenWest Finance, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 5.731%, 8/19/23	4,906,641	4,833,041
		47,650,250
Communications equipment (2.1%)
Avaya, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.25%), 6.781%, 12/15/24	5,199,919	5,192,379
CommScope, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.00%), 4.493%, 12/29/22	836,000	833,492

Floating Rate Income Fund 23

	Principal
SENIOR LOANS (86.3%)*c cont.	amount	Value
Communications equipment cont.
CommScope, Inc. bank term loan FRN Ser. B2, (BBA LIBOR USD
3 Month + 3.25%), 4.25%, 2/7/26	$2,000,000	$2,007,500
Plantronics, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.50%), 4.993%, 7/2/25	3,676,275	3,621,130
		11,654,501
Computers (3.6%)
Dell International, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.00%), 4.50%, 9/7/23	5,064,597	5,044,972
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.738%, 11/3/23	2,826,653	2,688,854
Solera, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.75%), 5.243%, 3/3/23	4,275,579	4,247,074
SS&C European Holdings Sarl bank term loan FRN Ser. B4,
(BBA LIBOR USD 3 Month + 2.25%), 4.743%, 4/16/25	1,143,533	1,138,223
SS&C Technologies, Inc. bank term loan FRN Ser. B3, (BBA LIBOR
USD 3 Month + 2.25%), 4.743%, 4/16/25	2,985,291	2,971,430
SS&C Technologies, Inc. bank term loan FRN Ser. B5, (BBA LIBOR
USD 3 Month + 2.50%), 4.743%, 4/16/25	997,485	992,997
Syniverse Holdings, Inc. bank term loan FRN Ser. 2L, (BBA LIBOR
USD 3 Month + 9.00%), 11.509%, 3/11/24	1,250,000	1,050,000
Western Digital Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 1.75%), 4.093%, 4/29/23	2,012,238	1,974,508
		20,108,058
Consumer staples (6.3%)
1011778 BC ULC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.25%), 4.743%, 2/17/24	1,999,147	1,981,654
Albertson’s, LLC bank term loan FRN Ser. B5, (BBA LIBOR USD
3 Month + 3.00%), 5.822%, 12/21/22	992,431	989,241
Albertson’s, LLC bank term loan FRN Ser. B7, (BBA LIBOR USD
3 Month + 3.00%), 5.493%, 11/16/25	2,000,000	1,987,000
ATS Consolidated, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.75%), 6.243%, 3/1/25	2,972,494	2,983,641
BJ’s Wholesale Club, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.498%, 2/3/24	4,157,011	4,144,020
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.957%, 6/21/24	4,813,502	4,700,683
CEC Entertainment, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.25%), 5.743%, 2/14/21	2,545,330	2,480,635
IRB Holding Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.25%), 5.682%, 1/18/25	4,045,366	4,009,969
KFC Holding Co. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 1.75%), 4.231%, 4/3/25	2,890,823	2,874,562
Revlon Consumer Products Corp. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.50%), 6.128%, 9/7/23	1,953,437	1,448,799
Sigma US Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 5.057%, 7/2/25	1,990,000	1,968,442
Weight Watchers International bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 4.75%), 7.56%, 11/29/24	3,800,000	3,671,750
Zep, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.00%), 6.803%, 8/8/24	1,975,000	1,757,750
		34,998,146

24 Floating Rate Income Fund

	Principal
SENIOR LOANS (86.3%)*c cont.	amount	Value
Electronics (0.8%)
Microchip Technology, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.00%), 4.50%, 5/29/25	$1,354,933	$1,350,275
TTM Technologies, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 2.50%), 5.009%, 9/28/24	2,974,509	2,926,173
		4,276,448
Energy (6.8%)
Apergy Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.42%), 5.157%, 5/9/25	1,783,133	1,780,904
Ascent Resources — Marcellus, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 6.50%), 9.017%, 3/30/23	308,333	307,691
BCP Renaissance Parent, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.50%), 5.842%, 10/31/24	2,985,000	2,978,782
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 10.38%), 12.868%, 12/31/21	1,700,000	1,776,500
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 7.037%, 11/17/22	3,815,000	3,722,803
Centurion Pipeline Co., LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.25%), 6.053%, 9/26/25	2,000,000	1,992,500
Delek US Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.25%), 4.772%, 3/13/25	1,985,000	1,955,225
Eagleclaw Midstream Ventures, LLC bank term loan FRN
(BBA LIBOR USD 3 Month + 4.25%), 6.879%, 6/30/24	3,940,000	3,754,079
Equitrans Midstream Corp. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 4.50%), 7.00%, 12/13/23	2,000,000	2,000,000
FTS International, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.75%), 7.243%, 4/16/21	652,790	650,614
KCA Deutag Alpha, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 6.75%), 9.553%, 3/21/23	1,419,632	1,121,509
Keane Group Holdings, LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.75%), 6.313%, 5/25/25	2,446,428	2,345,513
Medallion Midland Acquisition, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 5.743%, 10/30/24	3,950,000	3,833,969
Moda Midstream, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.25%), 5.743%, 9/28/25	2,000,000	1,995,000
Murray Energy Corp. bank term loan FRN Ser. B2, (BBA LIBOR USD
3 Month + 7.25%), 9.777%, 4/17/20	2,442,157	2,124,677
Oryx Southern Delaware Holdings, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 5.743%, 2/28/25	3,823,986	3,714,046
Traverse Midstream Partners, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 4.00%), 6.60%, 9/27/24	1,411,463	1,409,698
		37,463,510
Entertainment (1.8%)
Cineworld Finance US, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.50%), 4.993%, 2/28/25	4,000,623	3,970,618
Constellation Merger Sub, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 2.75%), 5.553%, 9/18/24	3,917,072	3,796,297
Delta 2 (Lux) Sarl bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.50%), 4.993%, 2/1/24	2,318,289	2,263,953
		10,030,868

Floating Rate Income Fund 25

	Principal
SENIOR LOANS (86.3%)*c cont.	amount	Value
Financials (6.3%)
Alliant Holdings I, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 5.231%, 5/10/25	$3,993,044	$3,944,377
BCPE Rover Merger Sub, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 4.25%), 6.743%, 11/20/25	3,000,000	2,991,564
Capital Automotive LP bank term loan FRN (BBA LIBOR USD
3 Month + 6.00%), 8.493%, 3/24/25	2,282,173	2,259,351
Capital Automotive LP bank term loan FRN (BBA LIBOR USD
3 Month + 2.50%), 5.00%, 3/24/24	1,810,774	1,775,690
ESH Hospitality, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.00%), 4.493%, 8/30/23	2,170,334	2,151,344
Forest City Enterprises LP bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 4.00%), 6.512%, 12/7/25	3,805,000	3,819,269
Freedom Mortgage Corp. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 4.75%), 7.243%, 2/23/22	4,303,125	4,313,883
HUB International, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 5.24%, 4/25/25	3,731,250	3,697,669
LPL Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.25%), 4.53%, 9/21/24	3,083,300	3,055,036
USI, Inc./NY bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.00%), 5.803%, 5/16/24	3,668,313	3,631,629
VICI Properties 1, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 2.00%), 4.481%, 12/22/24	3,137,955	3,118,342
		34,758,154
Gaming and lottery (3.8%)
Boyd Gaming Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.25%), 4.664%, 9/15/23	2,727,207	2,710,162
CBAC Borrower, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 4.00%), 6.493%, 7/7/24	1,975,000	1,940,438
Eldorado Resorts, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.25%), 4.867%, 4/17/24	1,989,380	1,976,947
Gateway Casinos & Entertainment, Ltd. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.00%), 5.803%, 3/13/25	1,741,250	1,730,367
Golden Nugget, Inc./NV bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.75%), 5.269%, 10/4/23	4,401,161	4,382,456
Scientific Games International, Inc. bank term loan FRN Ser. B5,
(BBA LIBOR USD 3 Month + 2.75%), 5.313%, 8/14/24	4,242,047	4,199,627
Stars Group Holdings BV bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.50%), 6.303%, 7/10/25	3,868,112	3,869,493
		20,809,490
Health care (8.6%)
Air Medical Group Holdings, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 4.25%), 6.74%, 9/26/24	495,000	479,738
Air Medical Group Holdings, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 5.744%, 4/28/22	4,239,458	4,100,794
Air Methods Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.50%), 6.303%, 4/21/24	3,898,287	3,157,613
Bausch Health Cos., Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.00%), 5.512%, 6/1/25	4,094,840	4,096,888
CHS/Community Health Systems, Inc. bank term loan FRN Ser. H,
(BBA LIBOR USD 3 Month + 3.25%), 5.879%, 1/27/21	3,842,130	3,828,521

26 Floating Rate Income Fund

	Principal
SENIOR LOANS (86.3%)*c cont.	amount	Value
Health care cont.
Enterprise Merger Sub, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 6.243%, 10/11/25	$4,000,000	$3,850,000
Grifols Worldwide Operations USA, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 2.25%), 4.657%, 1/31/25	2,930,000	2,917,383
Jaguar Holding Co. II bank term loan FRN (BBA LIBOR USD 3 Month
+ 2.50%), 5.022%, 8/18/22	2,128,074	2,117,987
Kinetic Concepts, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.25%), 4.285%, 2/3/24	3,700,982	3,690,186
Multiplan, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.75%), 5.553%, 6/7/23	4,294,006	4,247,489
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 5.752%, 6/1/25	4,413,434	4,365,624
RegionalCare Hospital Partners Holdings, Inc. bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 4.50%), 6.981%, 11/16/25	3,000,000	2,985,000
Sterigenics-Nordion Holdings, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.00%), 5.493%, 5/15/22	4,340,082	4,247,855
West Street Merger Sub, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.75%), 5.243%, 9/27/24	3,950,000	3,830,268
		47,915,346
Leisure (0.3%)
Steinway Musical Instruments, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.75%), 6.26%, 2/15/25	1,985,000	1,935,375
		1,935,375
Lodging/Tourism (1.9%)
Caesars Resort Collection, LLC bank term loan FRN (BBA LIBOR
USD 3 Month + 2.75%), 5.243%, 12/22/24	3,950,000	3,937,163
Diamond Resorts International, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.75%), 6.249%, 9/2/23	2,690,227	2,565,804
MGM Growth Properties Operating Partnership LP bank term loan
FRN Ser. B, (BBA LIBOR USD 3 Month + 2.00%), 4.493%, 3/25/25	3,912,385	3,889,564
		10,392,531
Media (0.5%)
Lions Gate Capital Holdings, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 2.25%), 4.743%, 3/24/25	2,823,750	2,807,866
		2,807,866
Publishing (0.5%)
Meredith Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 5.243%, 1/31/25	2,645,944	2,640,983
		2,640,983
Retail (3.3%)
Academy, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.00%), 6.511%, 7/2/22	2,280,833	1,578,051
Bass Pro Group, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 5.00%), 7.522%, 9/25/24	2,952,525	2,943,299
J. Crew Group, Inc. bank term loan FRN (BBA LIBOR USD 3 Month
+ 3.22%), 6.013%, 3/5/21	1,659,666	1,216,397
JC Penney Corp., Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.25%), 6.879%, 6/23/23	2,812,500	2,475,000
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 9.25%), 11.727%, 5/21/24	1,815,000	1,746,938

Floating Rate Income Fund 27

	Principal
SENIOR LOANS (86.3%)*c cont.	amount	Value
Retail cont.
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 7.761%, 10/16/23	$1,808,677	$1,806,416
Neiman Marcus Group, Ltd., Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.25%), 5.763%, 10/25/20	1,833,102	1,677,288
PetSmart, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.00%), 5.52%, 3/11/22	1,979,434	1,684,168
Talbots, Inc. (The) bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 7.00%), 9.493%, 11/28/22	3,066,000	2,974,020
		18,101,577
Software (2.3%)
Ceridian HCM Holding, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.25%), 5.743%, 4/30/25	2,633,400	2,626,817
Infor US, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.75%), 5.243%, 2/1/22	4,323,712	4,321,009
Kronos, Inc./MA bank term loan FRN (BBA LIBOR USD 3 Month
+ 8.25%), 10.986%, 11/1/24	1,498,000	1,521,406
Kronos, Inc./MA bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 5.222%, 11/1/23	4,432,998	4,414,295
		12,883,527
Technology services (1.4%)
Banff Merger Sub, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.25%), 7.053%, 6/28/25	3,250,000	3,229,317
Tempo Acquisition, LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.00%), 5.493%, 5/1/24	4,693,587	4,687,720
		7,917,037
Utilities and power (2.1%)
Calpine Construction Finance Co. LP bank term loan FRN
(BBA LIBOR USD 3 Month + 2.50%), 4.993%, 1/15/25	4,258,857	4,216,268
PG&E Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 2.25%),
4.994%, 12/31/20 U	500,000	501,250
PG&E Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 2.25%),
2.25%, 12/31/20 U	1,500,000	1,503,750
Vistra Operations Co., LLC bank term loan FRN Class B2,
(BBA LIBOR USD 3 Month + 2.25%), 4.743%, 12/14/23	1,265,000	1,263,103
Vistra Operations Co., LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.00%), 4.493%, 8/4/23	3,309,835	3,298,803
Vistra Operations Co., LLC bank term loan FRN Ser. B3, (BBA LIBOR
USD 3 Month + 2.00%), 4.485%, 12/1/25	769,135	766,011
		11,549,185
Total senior loans (cost $485,684,758)		$478,452,605

	Principal
CORPORATE BONDS AND NOTES (7.0%)*	amount	Value
Basic materials (0.4%)
Huntsman International, LLC company guaranty sr. unsec. unsub.
notes 4.875%, 11/15/20	$1,000,000	$1,024,500
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	1,500,000	1,526,250
		2,550,750

28 Floating Rate Income Fund

	Principal
CORPORATE BONDS AND NOTES (7.0%)* cont.	amount	Value
Capital goods (0.5%)
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	$1,550,000	$1,590,688
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	1,165,000	1,221,503
		2,812,191
Communication services (1.4%)
Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	850,000	890,375
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	1,500,000	1,526,400
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
FRN (BBA LIBOR USD 3 Month + 1.65%), 4.386%, 2/1/24	2,000,000	1,987,292
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.125%, 5/1/23	1,500,000	1,509,510
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	1,700,000	1,746,750
		7,660,327
Consumer cyclicals (1.6%)
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21	2,545,000	2,621,350
Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22	1,550,000	1,584,391
MGM Resorts International company guaranty sr. unsec. notes
6.00%, 3/15/23	1,550,000	1,621,688
Penske Automotive Group, Inc. company guaranty sr. unsec. notes
3.75%, 8/15/20	2,000,000	1,987,240
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	986,000	986,000
		8,800,669
Consumer staples (0.1%)
Netflix, Inc. sr. unsec. notes 5.50%, 2/15/22	700,000	733,250
		733,250
Energy (1.4%)
Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	1,250,000	1,253,125
Chesapeake Energy Corp. company guaranty sr. unsec. FRN
(BBA LIBOR USD 3 Month + 3.25%), 6.037%, 4/15/19	975,000	976,219
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	1,449,000	1,525,073
Range Resources Corp. company guaranty sr. unsec. sub. notes
5.75%, 6/1/21	1,000,000	1,012,500
Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21	1,550,000	1,569,375
WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	1,500,000	1,548,750
		7,885,042
Health care (1.4%)
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
6.50%, 3/15/22	1,135,000	1,176,144
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	1,143,000	1,100,138
HCA, Inc. company guaranty sr. unsec. unsub. notes
5.875%, 5/1/23	1,550,000	1,639,125

Floating Rate Income Fund 29

	Principal
CORPORATE BONDS AND NOTES (7.0%)* cont.	amount	Value
Health care cont.
Tenet Healthcare Corp. company guaranty sr. notes 4.50%, 4/1/21	$1,550,000	$1,569,375
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. unsub. notes 2.20%, 7/21/21 (Israel)	2,300,000	2,185,209
		7,669,991
Technology (0.2%)
Avaya, Inc. 144A escrow notes 7.00%, 4/1/19	2,000,000	—
Infor Software Parent, LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡	419,000	420,676
Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	500,000	541,875
		962,551
Total corporate bonds and notes (cost $38,798,165)		$39,074,771

COMMON STOCKS (0.1%)*	Shares	Value
Avaya Holdings Corp. †	256	$3,965
CHC Group, LLC (acquired 3/23/17, cost $125,976) (Cayman Islands) † ∆∆	8,688	434
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	113,884	80,858
Tribune Media Co. Class 1C	591,290	384,338
Total common stocks (cost $268,331)		$469,595

	Principal
CONVERTIBLE BONDS AND NOTES (0.1%)*	amount	Value
CHC Group, LLC/CHC Finance Ltd. cv. notes Ser. AI, zero %, 10/1/20,
(acquired 2/2/17, cost $369,620) (Cayman Islands) ∆∆	$446,795	$312,757
Total convertible bonds and notes (cost $379,171)		$312,757

SHORT-TERM INVESTMENTS (0.4%)*	Shares	Value
Putnam Short Term Investment Fund 2.58% L	2,398,791	$2,398,791
Total short-term investments (cost $2,398,791)		$2,398,791

TOTAL INVESTMENTS
Total investments (cost $527,529,216)	$520,708,519

Key to holding’s abbreviations

FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2018 through February 28, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $554,670,598.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $313,191, or 0.1% of net assets.

30 Floating Rate Income Fund

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

U This security, in part or in entirety, represents an unfunded loan commitment (Note 8).

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer cyclicals	$—	$384,338	$—
Energy	—	434	—
Technology	3,965	—	—
Utilities and power	—	80,858	—
Total common stocks	3,965	465,630	—

Convertible bonds and notes	—	312,757	—
Corporate bonds and notes	—	39,074,771	—
Senior loans	—	478,452,605	—
Short-term investments	2,398,791	—	—
Totals by level	$2,402,756	$518,305,763	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 31

Statement of assets and liabilities 2/28/19

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $525,130,425)	$518,309,728
Affiliated issuers (identified cost $2,398,791) (Notes 1 and 5)	2,398,791
Cash	2,506,960
Interest and other receivables	2,672,148
Receivable for shares of the fund sold	233,295
Receivable for investments sold	42,297,214
Prepaid assets	73,855
Total assets	568,491,991

LIABILITIES
Payable for investments purchased	11,112,064
Payable for shares of the fund repurchased	1,511,201
Payable for compensation of Manager (Note 2)	256,711
Payable for custodian fees (Note 2)	16,911
Payable for investor servicing fees (Note 2)	164,767
Payable for Trustee compensation and expenses (Note 2)	134,638
Payable for administrative services (Note 2)	2,653
Payable for distribution fees (Note 2)	173,913
Distributions payable to shareholders	289,615
Other accrued expenses	158,920
Total liabilities	13,821,393

Net assets	$554,670,598

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$605,032,764
Total distributable earnings (Note 1)	(50,362,166)
Total — Representing net assets applicable to capital shares outstanding	$554,670,598

(Continued on next page)

32 Floating Rate Income Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($281,109,022 divided by 33,214,287 shares)	$8.46
Offering price per class A share (100/97.75 of $8.46)*	$8.65
Net asset value and offering price per class B share ($9,318,389 divided by 1,101,720 shares)**	$8.46
Net asset value and offering price per class C share ($71,230,697 divided by 8,422,499 shares)**	$8.46
Net asset value and redemption price per class M share ($4,029,165 divided by 476,307 shares)	$8.46
Offering price per class M share (100/99.25 of $8.46)†	$8.52
Net asset value, offering price and redemption price per class R share
($712,747 divided by 84,243 shares)	$8.46
Net asset value, offering price and redemption price per class R6 share
($6,537,209 divided by 771,742 shares)	$8.47
Net asset value, offering price and redemption price per class Y share
($181,733,369 divided by 21,454,376 shares)	$8.47

* On single retail sales of less than $100,000.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $500,000.

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 33

Statement of operations Year ended 2/28/19

INVESTMENT INCOME
Interest (net of foreign tax of $6,540) (including interest income of $783,944 from investments
in affiliated issuers) (Note 5)	$38,663,439
Total investment income	38,663,439

EXPENSES
Compensation of Manager (Note 2)	4,121,934
Investor servicing fees (Note 2)	1,060,743
Custodian fees (Note 2)	26,133
Trustee compensation and expenses (Note 2)	36,843
Distribution fees (Note 2)	1,713,408
Administrative services (Note 2)	21,119
Other	454,410
Total expenses	7,434,590
Expense reduction (Note 2)	(13,428)
Net expenses	7,421,162

Net investment income	31,242,277

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(9,958,617)
Total net realized loss	(9,958,617)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(5,621,843)
Assets and liabilities in foreign currencies	(514,319)
Total change in net unrealized depreciation	(6,136,162)

Net loss on investments	(16,094,779)

Net increase in net assets resulting from operations	$15,147,498

The accompanying notes are an integral part of these financial statements.

34 Floating Rate Income Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 2/28/19	Year ended 2/28/18
Operations
Net investment income	$31,242,277	$31,417,599
Net realized loss on investments
and foreign currency transactions	(9,958,617)	(1,644,008)
Change in net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(6,136,162)	(195,260)
Net increase in net assets resulting from operations	15,147,498	29,578,331
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(15,587,110)	(13,291,466)
Class B	(462,368)	(519,167)
Class C	(2,801,524)	(2,907,776)
Class M	(205,826)	(164,326)
Class R	(25,921)	(16,937)
Class R6	(208,284)	—
Class Y	(13,234,857)	(14,209,207)
Decrease from capital share transactions (Note 4)	(197,085,479)	(48,153,555)
Total decrease in net assets	(214,463,871)	(49,684,103)

NET ASSETS
Beginning of year	769,134,469	818,818,572
End of year (Note 1)	$554,670,598	$769,134,469

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 35

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	return of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
February 28, 2019	$8.62	.36	(.14)	.22	(.38)	—	(.38)	$8.46	2.60	$281,109	1.03	4.22	40
February 28, 2018	8.63	.33	(.02)	.31	(.32)	—	(.32)	8.62	3.71	356,807	1.02	3.79	60
February 28, 2017	8.11	.30	.53	.83	(.31)	—	(.31)	8.63	10.40	338,129	1.03[d]	3.54[d]	49
February 29, 2016	8.79	.34	(.65)	(.31)	(.35)	(.02)	(.37)	8.11	(3.74)	272,430	1.02	3.98	46
February 28, 2015	9.00	.34	(.21)	.13	(.34)	—	(.34)	8.79	1.46	310,048.99		3.78	43
Class B
February 28, 2019	$8.61	.34	(.13)	.21	(.36)	—	(.36)	$8.46	2.51	$9,318	1.23	4.03	40
February 28, 2018	8.63	.31	(.02)	.29	(.31)	—	(.31)	8.61	3.39	12,666	1.22	3.60	60
February 28, 2017	8.11	.29	.53	.82	(.30)	—	(.30)	8.63	10.18	16,461	1.23[d]	3.35[d]	49
February 29, 2016	8.78	.32	(.65)	(.33)	(.33)	(.01)	(.34)	8.11	(3.82)	14,951	1.22	3.78	46
February 28, 2015	9.00	.32	(.22)	.10	(.32)	—	(.32)	8.78	1.14	16,534	1.19	3.59	43
Class C
February 28, 2019	$8.61	.30	(.14)	.16	(.31)	—	(.31)	$8.46	1.95	$71,231	1.78	3.46	40
February 28, 2018	8.63	.26	(.02)	.24	(.26)	—	(.26)	8.61	2.82	90,475	1.77	3.05	60
February 28, 2017	8.11	.24	.53	.77	(.25)	—	(.25)	8.63	9.58	100,047	1.78[d]	2.80[d]	49
February 29, 2016	8.78	.28	(.65)	(.37)	(.29)	(.01)	(.30)	8.11	(4.35)	89,412	1.77	3.23	46
February 28, 2015	9.00	.27	(.22)	.05	(.27)	—	(.27)	8.78	.58	108,399	1.74	3.04	43
Class M
February 28, 2019	$8.61	.36	(.14)	.22	(.37)	—	(.37)	$8.46	2.67	$4,029	1.08	4.18	40
February 28, 2018	8.63	.32	(.02)	.30	(.32)	—	(.32)	8.61	3.54	5,080	1.07	3.74	60
February 28, 2017	8.11	.30	.53	.83	(.31)	—	(.31)	8.63	10.35	4,095	1.08[d]	3.50[d]	49
February 29, 2016	8.79	.34	(.66)	(.32)	(.34)	(.02)	(.36)	8.11	(3.79)	4,048	1.07	3.93	46
February 28, 2015	9.00	.33	(.21)	.12	(.33)	—	(.33)	8.79	1.41	4,707	1.04	3.74	43
Class R
February 28, 2019	$8.61	.34	(.13)	.21	(.36)	—	(.36)	$8.46	2.46	$713	1.28	3.97	40
February 28, 2018	8.63	.30	(.02)	.28	(.30)	—	(.30)	8.61	3.33	510	1.27	3.55	60
February 28, 2017	8.11	.28	.53	.81	(.29)	—	(.29)	8.63	10.13	466	1.28[d]	3.32[d]	49
February 29, 2016	8.78	.32	(.65)	(.33)	(.33)	(.01)	(.34)	8.11	(3.87)	504	1.27	3.72	46
February 28, 2015	9.00	.31	(.21)	.10	(.32)	—	(.32)	8.78	1.09	658	1.24	3.55	43
Class R6
February 28, 2019†	$8.62	.31	(.14)	.17	(.32)	—	(.32)	$8.47	2.05*	$6,537	.53*	3.61*	40
Class Y
February 28, 2019	$8.63	.39	(.15)	.24	(.40)	—	(.40)	$8.47	2.86	$181,733.78		4.51	40
February 28, 2018	8.64	.35	(.01)	.34	(.35)	—	(.35)	8.63	3.97	303,597.77		4.06	60
February 28, 2017	8.12	.32	.54	.86	(.34)	—	(.34)	8.64	10.67	359,621	.78[d]	3.78[d]	49
February 29, 2016	8.80	.36	(.65)	(.29)	(.37)	(.02)	(.39)	8.12	(3.49)	258,358.77		4.23	46
February 28, 2015	9.01	.36	(.21)	.15	(.36)	—	(.36)	8.80	1.71	323,936.74		4.04	43

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36 Floating Rate Income Fund	Floating Rate Income Fund 37

Financial highlights cont.

* Not annualized.

† For the period May 22, 2018 (commencement of operations) to February 28, 2019.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

38 Floating Rate Income Fund

Notes to financial statements 2/28/19

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 1, 2018 through February 28, 2019.

Putnam Floating Rate Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Preservation of capital is a secondary goal. The fund invests mainly in corporate loans and debt securities that have floating rates of interest and other corporate debt securities. Under normal circumstances, the fund will invest at least 80% of its net assets in income-producing floating rate loans and other floating rate debt securities. This policy may be changed only after 60 days’ notice to shareholders. The fund invests mainly in obligations of U.S. issuers that are below-investment-grade in quality (having credit characteristics similar to “junk bonds”). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. The fund began offering class R6 shares on May 22, 2018. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 2.25% and 0.75%, respectively. Prior to December 1, 2018, the maximum front-end sales charge for class A shares was 1.00%. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Floating Rate Income Fund 39

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Senior loans are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in senior loans, quotations from senior loan dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less); such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market

40 Floating Rate Income Fund

prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either

Floating Rate Income Fund 41

short-term or long-term capital losses. At February 28, 2019, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$4,236,203	$37,872,726	$42,108,929

Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned prorata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions and defaulted bond interest. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $69,182 to decrease distributions in excess of net investment income and $69,182 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$4,077,443
Unrealized depreciation	(11,239,154)
Net unrealized depreciation	(7,161,711)
Undistributed ordinary income	362,306
Capital loss carryforward	(42,108,929)
Cost for federal income tax purposes	$527,870,230

For the fiscal year ended February 28, 2018, the fund had undistributed net investment income of $637,226.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,
0.670%	of the next $5 billion,	0.500%	of the next $50 billion,
0.620%	of the next $10 billion,	0.490%	of the next $100 billion and
0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.561% of the fund’s average net assets.

Putnam Management has contractually agreed, through June 30, 2019, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal

42 Floating Rate Income Fund

year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$511,745	Class R	905
Class B	15,961	Class R6	2,122
Class C	111,346	Class Y	411,812
Class M	6,852	Total	$1,060,743

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $13,428 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $473, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the

Floating Rate Income Fund 43

following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$882,514
Class B	1.00%	0.45%	49,410
Class C	1.00%	1.00%	764,268
Class M	1.00%	0.30%	14,132
Class R	1.00%	0.50%	3,084
Total			$1,713,408

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $8,551 and no monies from the sale of class A and class M shares, respectively, and received $1,485 and $431 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $96 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$279,566,534	$506,749,269
U.S. government securities (Long-term)	—	—
Total	$279,566,534	$506,749,269

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 2/28/19		YEAR ENDED 2/28/18
Class A	Shares	Amount	Shares	Amount
Shares sold	14,138,038	$120,814,163	14,725,317	$126,749,692
Shares issued in connection with
reinvestment of distributions	1,648,805	14,024,527	1,394,185	11,998,944
	15,786,843	134,838,690	16,119,502	138,748,636
Shares repurchased	(23,970,674)	(200,999,216)	(13,886,675)	(119,536,032)
Net increase (decrease)	(8,183,831)	$(66,160,526)	2,232,827	$19,212,604

44 Floating Rate Income Fund

	YEAR ENDED 2/28/19		YEAR ENDED 2/28/18
Class B	Shares	Amount	Shares	Amount
Shares sold	76,096	$648,693	76,943	$662,585
Shares issued in connection with
reinvestment of distributions	51,365	436,768	55,739	479,521
	127,461	1,085,461	132,682	1,142,106
Shares repurchased	(496,255)	(4,227,854)	(570,062)	(4,904,629)
Net decrease	(368,794)	$(3,142,393)	(437,380)	$(3,762,523)

	YEAR ENDED 2/28/19		YEAR ENDED 2/28/18
Class C	Shares	Amount	Shares	Amount
Shares sold	1,640,882	$13,951,158	1,615,494	$13,905,166
Shares issued in connection with
reinvestment of distributions	298,298	2,535,574	307,695	2,646,842
	1,939,180	16,486,732	1,923,189	16,552,008
Shares repurchased	(4,021,954)	(34,361,882)	(3,015,160)	(25,936,249)
Net decrease	(2,082,774)	$(17,875,150)	(1,091,971)	$(9,384,241)

	YEAR ENDED 2/28/19		YEAR ENDED 2/28/18
Class M	Shares	Amount	Shares	Amount
Shares sold	100,280	$847,367	188,447	$1,618,381
Shares issued in connection with
reinvestment of distributions	22,491	191,222	17,340	149,239
	122,771	1,038,589	205,787	1,767,620
Shares repurchased	(236,124)	(1,995,713)	(90,613)	(779,781)
Net increase (decrease)	(113,353)	$(957,124)	115,174	$987,839

	YEAR ENDED 2/28/19		YEAR ENDED 2/28/18
Class R	Shares	Amount	Shares	Amount
Shares sold	24,294	$207,988	24,734	$213,123
Shares issued in connection with
reinvestment of distributions	2,830	24,023	1,647	14,171
	27,124	232,011	26,381	227,294
Shares repurchased	(2,054)	(17,563)	(21,227)	(182,668)
Net increase	25,070	$214,448	5,154	$44,626

	FOR THE PERIOD 5/22/18 (COMMENCEMENT OF
	OPERATIONS) TO 2/28/19
Class R6	Shares	Amount
Shares sold	1,165,558	$10,007,316
Shares issued in connection with reinvestment of distributions	24,709	208,284
	1,190,267	10,215,600
Shares repurchased	(418,525)	(3,484,158)
Net increase	771,742	$6,731,442

Floating Rate Income Fund 45

	YEAR ENDED 2/28/19		YEAR ENDED 2/28/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	11,066,715	$94,687,992	15,274,538	$131,690,692
Shares issued in connection with
reinvestment of distributions	1,279,003	10,891,361	1,171,938	10,096,632
	12,345,718	105,579,353	16,446,476	141,787,324
Shares repurchased	(26,085,820)	(221,475,529)	(22,868,184)	(197,039,184)
Net decrease	(13,740,102)	$(115,896,176)	(6,421,708)	$(55,251,860)

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 2/28/18	cost	proceeds	income	of 2/28/19
Short-term investments
Putnam Short Term
Investment Fund*	$33,195,697	$341,080,830	$371,877,736	$783,944	$2,398,791
Total Short-term
investments	$33,195,697	$341,080,830	$371,877,736	$783,944	$2,398,791

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Unfunded loan commitments

As of the close of the reporting period, the fund had unfunded loan commitments of $2,000,000, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded commitments
PG&E Corp.	$2,000,000
Totals	$2,000,000

46 Floating Rate Income Fund

Note 9: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Warrants (number of warrants)	13,000

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the reporting period (Note 1) (there were no unrealized gains or losses on derivative instruments):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Warrants	Total
Equity contracts	$574	$574
Total	$574	$574

Note 10: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

Floating Rate Income Fund 47

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $6,579,631 of distributions paid as qualifying to be taxed as interest-related dividends, and no amount to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2020 will show the tax status of all distributions paid to your account in calendar 2019.

48 Floating Rate Income Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Treasurer of the Board and Chair of the Finance Committee, The Denver Foundation. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Head of the MIT Department of Economics from 1994 to 1998 and Director of the MIT Center for Energy and Environmental Policy Research from 1999 through 2007. From 2008 to 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Floating Rate Income Fund 49

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of February 28, 2019, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

50 Floating Rate Income Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Floating Rate Income Fund 51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52 Floating Rate Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	Officers
Boston, MA 02110	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Independent Registered	Vice President and
Public Accounting Firm	Chief Legal Officer	Denere P. Poulack
KPMG LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Floating Rate Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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AN096 315945 4/19

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In February 2018, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Prohibition of investing in public coin offerings or token offerings, (ii) Removal of monetary fines as available sanctions for violations of the Code of Ethics, and (iii) Expanded definition of “Immediate Family Member”.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

February 28, 2019	$101,960	$ —	$8,100	$ —
February 28, 2018	$105,930	$ —	$7,863	$ —

For the fiscal years ended February 28, 2019 and February 28, 2018, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $8,100 and $7,863 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

February 28, 2019	$ —	$ —	$ —	$ —
February 28, 2018	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 26, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 26, 2019